SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) June 26, 1997


                    GE CAPITAL MORTGAGE SERVICES, INC.
              (as Seller and Servicer under the Pooling and
              Servicing Agreement, dated as of June 1, 1997,
             providing for the issuance of REMIC Multi-Class
                Pass-Through Certificates, Series 1997-6)



                    GE Capital Mortgage Services, Inc.
          (Exact name of registrant as specified in its charter)

       New Jersey                33-5042             21-0627285
    (State or other            (Commission        (I.R.S. Employer
      jurisdiction             File Number)       Identification No.)
   of incorporation)




                          Three Executive Campus
                      Cherry Hill, New Jersey 08002
            (Address of Principal Executive Office) (Zip Code)




    Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On June 26, 1997 GE Capital Mortgage Services, Inc., ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1997-6 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1997-6") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated May 8, 1997 as supplemented by the Prospectus Supplement dated June 23, 1997.

The original principal balance of each Class of the Certificates is as follows:

                     Class A1             $55,407,650.00
                     Class A2             $27,152,000.00
                     Class A3              $8,015,000.00
                     Class A4             $57,000,000.00
                     Class A5              $6,001,105.00
                     Class A6             $40,626,021.00
                     Class A7              $1,927,000.00
                     Class A8             $19,813,000.00
                     Class A9              $3,680,965.00
                     Class A10            $10,641,961.00
                     Class A11(1)          $2,380,000.00
                     Class A12                $61,000.00
                     Class A13            $14,305,000.00
                     Class A14               $134,000.00
                     Class A15             $8,802,874.00
                     Class A16            $25,083,712.00
                     Class A17            $82,704,595.00
                     Class A18            $19,636,943.00
                     Class PO                $418,340.32
                     Class M               $6,012,395.00
                     Class B1              $4,008,263.00
                     Class B2              $3,006,197.00
                     Class B3              $2,004,131.00
                     Class B4                $601,239.00
                     Class B5              $1,402,897.05
                     Class R                     $100.00
                     Class S                       (2)
                                          --------------
                     Total :             $400,826,388.37

(1) Consists of two payment components having Component Principal
    Balances as follows:
                  Class A11A                 $300,000
                  Class A11B               $2,080,000

(2) The Class S Certificates are issued with an initial Notional
    Principal Balance of $381,577,718.88 and shall bear interest at the Strip Rate (as defined in the Pooling and Servicing
    Agreement).

The initial Junior Percentage and Senior Percentage for Pool 1997-6 are approximately 4.25% and 95.75%, respectively. The initial Category A Group I Senior Percentage, Category B Group I Senior Percentage and Category C Group I Senior Percentage are approximately 54.44%, 14.84% and 3.65%, respectively. The initial Category A Group II Senior Percentage, Category B Group II Senior Percentage and Category C Group II Senior Percentage are approximately 14.24%, 4.95% and 3.62%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1997-6 as of the initial issuance of the Certificates are $100,000, $8,016,528 and $4,008,264, respectively, representing approximately 0.02%, 2.00%, and 1.00%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of June 1, 1997 (the "Cut-off Date").


Description of the Mortgage Pool and the Mortgaged Properties
-------------------------------------------------------------

Pool 1997-6
-----------

Pool 1997-6 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $400,826,388.37.

The interest rates (the "Mortgage Rates") borne by the 1,346 Mortgage Loans conveyed by GECMSI to Pool 1997-6 range from 6.8750% to 8.8750% and the weighted average Mortgage Rate as of the Cut-off Date is 8.1309% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1997-6 ranged from $30,000.00 to $1,000,000.00, and, as of the Cut-off Date,
the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1997-6 is $297,790.77 after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1997-6 is October 1993, and the latest scheduled maturity date of any such Mortgage Loan is June 2027. The weighted average loan-to-value ratio of the Mortgage Loans at origination in Pool 1997-6 is 78.9083%.

The Mortgage Loans in Pool 1997-6 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Mortgage
   Loans in Pool 1997-6:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      6.8750%            1            $246,531.37           0.0615%
      7.1250%            1            $265,237.72           0.0662%
      7.2500%            2            $756,525.46           0.1887%
      7.3750%            2            $527,560.05           0.1316%
      7.5000%           23          $6,711,759.37           1.6745%
      7.6250%           31          $9,199,599.91           2.2952%
      7.7500%          112         $34,282,920.15           8.5531%
      7.8750%          162         $49,454,719.61          12.3382%
      8.0000%          230         $71,128,585.20          17.7454%
      8.1250%          211         $63,410,687.34          15.8200%
      8.2500%          225         $66,719,731.03          16.6455%
      8.3750%          134         $38,780,865.69           9.6752%
      8.5000%           97         $27,325,795.70           6.8174%
      8.6250%           58         $16,729,250.95           4.1737%
      8.7500%           36          $9,671,121.44           2.4128%
      8.8750%           21          $5,615,497.38           1.4010%
                      ----        ---------------         ---------
        Total        1,346        $400,826,388.37         100.0000%

b) The following table sets forth information, as of the Cut-off
   Date, with respect to the original principal balances of the Mortgage Loans in Pool 1997-6 :

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
         $ 0  -  214,600       37       $4,794,153.46          1.1961%
    $214,601  -  250,000      397      $93,208,571.70         23.2541%
    $250,001  -  300,000      468     $128,050,398.61         31.9466%
    $300,001  -  350,000      193      $62,699,594.59         15.6426%
    $350,001  -  400,000      106      $39,939,131.32          9.9642%
    $400,001  -  450,000       52      $22,151,834.77          5.5265%
    $450,001  -  600,000       73      $36,477,989.92          9.1007%
    $600,001  -  650,000       17      $10,837,687.98          2.7038%
   $650,001  - 1,000,000        3       $2,667,026.02          0.6654%
                             ----     ---------------        ---------
                   Total    1,346     $400,826,388.37        100.0000%

   The largest outstanding Mortgage Loan Scheduled Principal
   Balance, as of the Cut-off Date, in Pool 1997-6 is $999,329.02.

   The smallest outstanding Mortgage Loan Scheduled Principal
   Balance, as of the Cut-off Date, in Pool 1997-6 is $29,959.61.

c) The following table sets forth information, as of the Cut-off
   Date, with respect to the years of origination of the Mortgage Loans in Pool 1997-6:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1993            3          $1,003,056.83           0.2502%
         1994            1            $247,244.77           0.0617%
         1995            2          $1,107,361.82           0.2763%
         1996           23          $6,577,070.37           1.6409%
         1997        1,317        $391,891,654.58          97.7709%
                      ----        ---------------         ---------
        Total        1,346        $400,826,388.37         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1997-6:

            LOAN-                           AGGREGATE             % OF
          TO-VALUE                           BALANCES          POOL BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
      00.000  -   50.00        26       $7,066,668.55          1.7630%
      50.001  -   60.00        50      $16,681,313.20          4.1617%
      60.001  -   70.00       110      $37,412,520.59          9.3338%
      70.001  -   75.00       138      $45,925,384.99         11.4577%
      75.001  -   80.00       639     $193,877,836.11         48.3696%
      80.001  -   85.00        26       $6,995,941.13          1.7454%
      85.001  -   90.00       196      $54,145,360.26         13.5084%
      90.001  -   95.00       160      $38,422,734.32          9.5859%
      95.001  -  100.00         1         $298,629.22          0.0745%
                             ----     ---------------        ---------
            Total           1,346     $400,826,388.37        100.0000%

e) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgaged Properties securing the Mortgage Loans in Pool 1997-6:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family
 detached            1,254        $373,736,853.16          93.2416%
Single-family
 attached               34          $8,963,655.90           2.2363%
Condominium             38         $10,678,348.62           2.6641%
2 - 4 Family Units      20          $7,447,530.69           1.8580%
                      ----        ---------------         ---------
Total                1,346        $400,826,388.37         100.0000%

f) The following table sets forth information, as of the Cut-off
   Date, with respect to the occupancy status of the Mortgaged
   Properties securing the Mortgage Loans as represented by mortgagors at origination in Pool 1997-6:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied       1,311        $390,802,076.39          97.4991%
Vacation                29          $8,443,525.25           2.1065%
Investment               6          $1,580,786.73           0.3944%
                      ----        ---------------         ---------
Total                1,346        $400,826,388.37         100.0000%

g) The following table sets forth information, as of the Cut-off
   Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
   1997-6:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alabama                  6          $2,051,152.53           0.5117%
Arkansas                 2            $482,543.86           0.1204%
Arizona                 46         $12,911,461.89           3.2212%
California             501        $152,216,261.72          37.9756%
Colorado                40         $10,337,748.69           2.5791%
Connecticut             20          $6,151,946.83           1.5348%
Dist of Columbia         9          $3,175,868.73           0.7923%
Delaware                 4            $934,540.89           0.2332%
Florida                 43         $12,226,344.46           3.0503%
Georgia                 31          $9,096,723.80           2.2695%
Hawaii                   7          $3,703,693.93           0.9240%
Idaho                    3            $698,473.73           0.1743%
Illinois                32          $9,453,815.02           2.3586%
Indiana                  4          $1,111,437.91           0.2773%
Kansas                   2            $458,849.28           0.1145%
Kentucky                 3            $857,856.00           0.2140%
Louisiana                6          $1,973,712.93           0.4924%
Maine                    1            $283,424.47           0.0707%
Massachusetts           49         $15,116,916.10           3.7714%
Maryland                67         $18,767,732.99           4.6823%
Michigan                 8          $2,282,178.16           0.5694%
Minnesota               13          $3,854,105.63           0.9615%
Missouri                 5          $1,809,341.51           0.4514%
North Carolina          31          $8,691,473.25           2.1684%
North Dakota             1            $275,628.39           0.0688%
Nebraska                 3          $1,053,394.30           0.2628%
New Hampshire            4          $1,361,180.49           0.3396%
New Jersey              64         $20,550,085.42           5.1269%
New Mexico              10          $3,702,607.86           0.9237%
Nevada                  15          $4,376,555.17           1.0919%
New York                33         $11,610,584.52           2.8967%
Ohio                    19          $4,354,249.07           1.0863%
Oklahoma                 2            $624,732.60           0.1559%
Oregon                  19          $5,291,693.81           1.3202%
Pennsylvania            31          $9,161,650.91           2.2857%
Rhode Island             2            $513,130.49           0.1280%
South Carolina           3            $991,819.79           0.2474%
Tennessee               13          $4,442,787.12           1.1084%
Texas                   54         $14,255,594.15           3.5566%
Utah                     7          $2,068,333.44           0.5160%
Virginia                88         $24,716,164.07           6.1663%
Washington              28          $8,019,910.08           2.0008%
Wisconsin               13          $3,676,840.28           0.9173%
West Virginia            3            $852,209.68           0.2126%
Wyoming                  1            $279,632.42           0.0698%
                      ----        ---------------         ---------
Total                1,346        $400,826,388.37         100.0000%

h) The following table sets forth information, as of the Cut-off
   Date, with respect to the maturity dates of the Mortgage
   Loans in Pool 1997-6:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2016            1            $250,993.57           0.0626%
         2017            6          $1,784,989.79           0.4453%
         2022            1            $213,683.07           0.0533%
         2023            2            $747,642.76           0.1865%
         2024            2            $502,658.84           0.1254%
         2025            2          $1,051,275.19           0.2623%
         2026           13          $4,003,306.16           0.9988%
         2027        1,319        $392,271,838.99          97.8658%
                      ----        ---------------         ---------
        Total        1,346        $400,826,388.37         100.0000%

   The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1997-6 calculated as of the Cut-off Date is 358 months.

i) The following table sets forth information, as of the Cut-off
   Date, with respect to the purpose of the Mortgage Loans in Pool 1997-6:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase             1,009        $296,526,684.81          73.9788%
Rate Term/Refinance    270         $83,394,553.09          20.8057%
Cash-out Refinance      67         $20,905,150.47           5.2155%
                      ----        ---------------         ---------
Total                1,346        $400,826,388.37         100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
         EXHIBITS.

1.1 The Underwriting Agreement, dated as of March 21, 1996, and the related Terms Agreement, dated as of June 23, 1997, for the Series 1997-6 Certificates between GE Capital Mortgage Services, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation.

4.1    The Pooling and Servicing Agreement for the Series 1997-6
       Certificates, dated as of June 1, 1997, between GE Capital
       Mortgage Services, Inc., as seller and servicer, and State
       Street Bank and Trust Company, as trustee.

                            SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   GE Capital Mortgage Services, Inc.


                                   By:  /s/ Mary Kaplan
                                      -------------------------
                                   Name:  Mary Kaplan
                                   Title:  Vice President




Dated as of June 26, 1997

                            SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   GE Capital Mortgage Services, Inc.


                                   By:
                                      -------------------------
                                   Name:  Mary Kaplan
                                   Title:  Vice President





Dated as of June 26, 1997

                              EXHIBIT INDEX




The exhibits are being filed herewith:


-----------------------------------------------------------------------
   EXHIBIT NO.            DESCRIPTION                      PAGE
-----------------------------------------------------------------------

       1.1         The Underwriting Agreement,
                   dated as of March 21, 1996, and
                   the related Terms Agreement,
                   dated as of June 23, 1997,
                   between GE Capital Mortgage
                   Services, Inc. and Donaldson,
                   Lufkin & Jenrette Securities
                   Corporation.

       4.1         The Pooling and Servicing
                   Agreement for the Series 1997-6
                   Certificates, dated as of June 1,
                   1997, between GE Capital
                   Mortgage Services, Inc., as seller
                   and servicer, and State Street
                   Bank and Trust Company, as
                   trustee.
-----------------------------------------------------------------------

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